Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports by reference in this Form 10-K into Allied Digital Technologies Corp.'s previously filed Registration Statements on Form S-4 File No. 33-86530 and on Form S-8 File No. 33-88550.


                                       /s/ Arthur Andersen LLP


Detroit, Michigan
       November 12, 1996